Exhibit 10.7

                          LIST OF ALLTRISTA CORPORATION
                      EMPLOYEES WHO ARE EXPECTED TO EXECUTE
                          CHANGE OF CONTROL AGREEMENTS


Elected Corporate
   Officers
------------------
Thomas B. Clark           President and Chief Executive Officer
Jerry T. McDowell         Senior Vice President and Chief Operating Officer
William L. Skinner        Senior Vice President, Administration and
                              Corporate Development
Kevin D. Bower            Vice President, Finance and Controller
Larry D. Miller           Vice President, Communications and Invested Relations
Gordon R. Stagge          Vice President and Treasurer
Garnet E. King            Corporate Secretary and Director, Executive Services



Appointed Officers
------------------
Kyle L. DeJaeger          President - Industrial Plastics Company
Albert H. Giles           President - Zinc Products Company
Charles M. Gilmore        President - LumenX Company
Charles W. Orth           President - Unimark Plastics Company
Michael D. Patrick        President - Consumer Products Company
Timothy D. Sigley         President - Plastic Packaging Company